SETTLEMENT AGREEMENT AND MUTUAL RELEASE

     This Settlement Agreement and Mutual Release ("Agreement") entered into this 12th day of April, 2004 by and between GlobalNet Corporation (formerly iDial Networks, Inc.), a Nevada corporation ("GlobalNet"), Callflow Limited, a Bermuda company, ("Callflow") and John Molnar ("Molnar"), the sole shareholder of Callflow.

                                    RECITALS

          WHEREAS, Callflow claims it is owed money from GlobalNet for services provided by Molnar (the "Debt"); and

          WHEREAS, GlobalNet, Molnar and Callflow desire to settle any and all disputes between them, known or unknown, regarding any matter whatsoever, including, but not limited to the Debt; and

          WHEREAS, GlobalNet, Molnar and Callflow desire to settle this dispute without litigation, and to settle and discharge all matters and disputes between the parties.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Delivery of Convertible Note. GlobalNet shall to issue to Callflow 167,516,250 shares (the "Shares") of GlobalNet common stock, par value $0.005 per share, as soon as practicable on or after April 21, 2004. Simultaneous with the execution and delivery of this Agreement, GlobalNet shall deliver irrevocable instructions to its transfer agent to issue a certificate to Callflow evidencing the Shares.

     2. Covenant Not to Sue.

          (a) Each of Molnar and Callflow covenants for himself and itself and his and its legal representatives, assigns, and affiliates, to refrain from making any claim or demand, or to commence, cause, or permit to be prosecuted, any action in law or suit in equity against GlobalNet or its affiliates, on account of any and all claims whether now known or unknown, which Molnar or Callflow or his or its affiliates now has, or at any time heretofore ever had, against GlobalNet or its affiliates, based upon or arising out of or in connection with this dispute, matters referenced in the Recitals hereof, or any other matter, cause or anything whatsoever, from the beginning of the world to the date of this Agreement.

          (b) Each of Molnar and Callflow covenants for himself and itself and his and its legal representatives, assigns, and affiliates, to refrain from making any claim or demand, or to commence, cause, or permit to be prosecuted, any action in law or suit in equity against GlobalNet or its affiliates, on account of any and all claims whether now known or unknown, which Molnar or Callflow or his or its affiliates now has, or at any time heretofore ever had, against GlobalNet or its affiliates, based upon or arising out of or in connection with this dispute, matters referenced in


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     the Recitals hereof, or any other matter, cause or anything whatsoever, from the beginning of the world to the date of this Agreement.

          (c) Notwithstanding the foregoing, each party is entitled to enforce this Agreement according to its terms.

          3. No Admission of Liability. This Agreement does not constitute any admission of liability on the part of any party, and is expressly entered into for the purpose of eliminating the possibility of protracted litigation over the matters being settled by this Agreement.

     4. Mutual Release. Except with respect to the obligations created by, acknowledged or arising out of this Agreement and the Notes, Molnar and Callflow, on the one hand, and GlobalNet, on the other hand, hereby for themselves and their respective legal successors, assigns, and affiliates, release and discharge each other and their own respective legal successors, assigns, and affiliates release and discharge each other and their own and the other's agents, employees and attorneys from any and all claims whether now known or unknown, which either now has, or at any time heretofore ever had, against the other, based upon or arising out of or in connection with the matters referenced in the Recitals hereof or any other matter, cause, or anything whatsoever, from the beginning of the world to the date of this Agreement (hereafter referred to as the "Released Matters").

     Furthermore, it is the intention of the parties in executing this Agreement and in giving and receiving the consideration called for by this Agreement that this Agreement shall be effective as a full and final accord and satisfaction and mutual release of and from all Released Matters.

     Each of the parties acknowledges that it is aware that it may hereafter discover claims or facts in addition to or different from those which it now knows or believes to exist with respect to the subject matter of this Agreement, but it is its intention hereby fully, finally and forever to settle and release all of the Released Matters, disputes and differences known or unknown, except as otherwise expressly provided herein. In furtherance of this intention, the releases herein given shall be and remain in effect and the complete mutual releases herein given shall be and shall remain in effect as full and complete mutual releases notwithstanding discovery or existence of any additional or different claims or facts.

     Each party warrants and represents to the other that it is the sole and lawful owner of all right, title and interest in and to all of the respective Released Matters and that it has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person whatsoever any Released Matter or any part or portion of a claim, demand or right against the other. Each party shall indemnify and hold harmless the other from and against any claim (including payment of attorneys' fees and cost actually incurred whether or not litigation be commenced) based on or in connection with or arising out of any assignments or transferring any Released Matter or any part or portion thereof.

     5. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties and supersedes and replaces all negotiations and all proposed agreements whether oral or written, between the parties

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relating to the subject  matter of this  Agreement.  This  Agreement  may not be altered or amended except by an instrument in writing executed by all the parties hereto.

     6. Investment Representations. Callflow is acquiring the Shares for investment and not with a view to the resale or distribution of any part thereof. Callflow understands that the offer and sale of the Shares have not been registered under the Securities Act of 1933, as amended, (the "Act") on the ground that the sale and the issuance of the Shares hereunder is exempt from registration under the Act pursuant to Section 4(2) thereof, and that GlobalNet's reliance on such exemption is predicated on Callflow's representations set forth herein. Callflow and Molnar consent to the transfer agent placing a restrictive legend on the certificate evidencing the Shares in accordance with the foregoing. Molnar represents that (i) he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Shares, and (ii) he is an "accredited investor" as such term is defined under Rule 501 under the Act.

     7. Investigation. Each party acknowledges that it had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of this Agreement prior to the execution hereof and the delivery and acceptance of the consideration specified herein. Each party hereto further represents and warrants that it has carefully read this Agreement and knows the contents hereof and that it has signed this Agreement freely and voluntarily.

     8. Authorization. Each party has the requisite power and authority to enter into this Agreement. Each party hereto further represents and declares that each of the persons executing this Agreement on its behalf is and will be duly empowered and authorized to do so.

     9. Notice. All notices sent pursuant to this Agreement shall be in writing and shall be duly given if personally delivered or sent by a nationally-recognized overnight courier or posted by U.S. registered or certified mail, return, receipt requested, postage prepaid and addressed to the other party at the addresses set forth on the signature page hereto. Any party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other parties in the manner set forth herein. Notices shall be deemed given at the expiration of three (3) days after the date of mailing, and, if sent by overnight courier, on the next business day following the day such notice is delivered to such overnight courier, as the case may be, in the manner described above, and if delivered in person, on the date so delivered. Any notice period shall commence on the day such notice is deemed given. For the purposes of this Agreement, the term "business day" shall mean any day that is not a Saturday, Sunday or legal holiday on which banks are permitted to close in the State of New York.

     10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the United States District Court for the Southern District of New York or the state courts of the State of New York located in the Borough of Manhattan in the City of New York, in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

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     11.  Binding  Effect.  This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

     12. Severability. If any covenant, condition or other provision herein contained is held to be invalid, void or illegal by any court of competent jurisdiction, such covenant, condition or provision will be deemed severed from the remainder of this Agreement. Such severance will in no way affect, impair or invalidate any other covenant, condition or other provision herein. If such condition, covenant or other provision is deemed invalid due to its scope or breadth, such condition, covenant or other provision will be deemed valid to the extent of the scope or breadth permitted by law.

     13. Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts which, when taken together, shall constitute one and the same agreement and shall be effective as of the date first written above. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Settlement Agreement and Mutual Release on the date written above.


GLOBALNET CORPORATION


____________________________________
GlobalNet Corporation
Attn: Chief Executive Officer
2204 Timberland Place, Suite 140
The Woodlands, TX 77380


CALLFLOW LIMITED


____________________________________
John Molnar
President
11 Rush Street
Port Jefferson, NY